SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – December 12, 2017

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY	07950-2546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

As previously announced on October 10, 2017, Honeywell International Inc. (the “Company”) realigned its Smart Energy business, previously part of the Home and Building Technology (“HBT”) segment, into the Process Solutions business within the Performance Materials and Technologies (“PMT”) segment. Smart Energy enables utilities and distribution companies to deploy advanced capabilities that transform operations, improve reliability and environmental sustainability, and better serve customers. Its wide array of meter offerings will complement an existing meter portfolio within Process Solutions. Honeywell’s Process Solutions business is a pioneer in process automation control and industrial cyber-security, and a global leader in optimizing and protecting manufacturing assets in the refining, pulp and paper, industrial power generation, chemicals and petrochemicals, biofuels, pharmaceuticals, and metals, minerals and mining industries. This realignment has no impact on the Company’s historical consolidated financial position, results of operations or cash flows. To provide historical information on a basis consistent with its new reporting structure, the Company has recast certain historical segment information to conform to the new reporting structure.

Attached as Exhibit 99.1 is a supplemental schedule containing unaudited segment information for the three months ended March 31, 2017 and 2016, three and six months ended June 30, 2017 and 2016, three and nine months ended September 30, 2017 and 2016, and years ended December 31, 2016 and 2015. The recast financial information contained in Exhibit 99.1 does not represent a restatement or reissuance of previously issued financial statements.

The information in this item 2.02, including the exhibits in item 9.01, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the Company’s quarterly reports on Form 10-Q for the periods ended March 31, 2017, June 30, 2017 and September 30, 2017.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit 99.1 Honeywell International Inc. – Supplemental unaudited historical business segment information based on realignment of business segments effective with the announced realignment in October 2017 (furnished pursuant to Item 2.02 hereof).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2017	HONEYWELL INTERNATIONAL INC.

By: /s/ Jeffrey N. Neuman
Jeffrey N. Neuman
Vice President, Corporate Secretary and
Deputy General Counsel

2